UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 1, 2016

II-VI Incorporated

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction

of Incorporation)

0-16195	25-1214948
(Commission File Number)	(IRS Employer Identification No.)

375 Saxonburg Boulevard, Saxonburg, Pennsylvania	16056
(Address of Principal Executive Offices)	(Zip Code)

(724) 352-4455

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective February 1, 2016, Gary Alan Kapusta joined II-VI Incorporated (the “Company”) as its Chief Operating Officer, a position which is currently unfilled. For the past five years, Mr. Kapusta, age 56, has served in various roles at The Coca-Cola Company, the world’s largest beverage company listed on the New York Stock Exchange, including as President & Chief Executive Officer, Coca-Cola Bottlers’ Sales & Services L.L.C., President, Customer Business Solutions and Vice President, Procurement Transformation, Coca-Cola Refreshments.

Pursuant to the terms of the Employment Agreement entered into between Mr. Kapusta and the Company on February 1, 2016, Mr. Kapusta will receive an initial annual salary of $350,000 and will be eligible to receive an annual incentive bonus for fiscal 2016 of up to $138,500, payable based on the achievement of certain pre-established goals. In fiscal 2017, Mr. Kapusta’s incentive bonus potential will increase to $332,500. Mr. Kapusta will also receive two equity grants under the Company’s current Second Amended and Restated 2012 Omnibus Incentive Plan, consisting of (i) a stock option grant exercisable for 30,000 shares, which will vest 20% per year over a five-year period and (ii) 40,000 shares of restricted stock, which will vest in its entirety on the third anniversary of the grant date.

Mr. Kapusta will be eligible to participate in the full range of benefits offered by the Company, including health and welfare plans, medical and dental, life and disability insurance as well as the Company’s current retirement and 401(k) plans, and be subject to various confidentiality and non-competition requirements. The preceding summary of the Employment Agreement is qualified in its entirety by reference to, and should be read in connection with, the complete copy of the Employment Agreement attached hereto as Exhibit 10.1, which is incorporated herein by reference.

There are and have been no transactions since the beginning of the Company’s last fiscal year, or currently proposed, regarding Mr. Kapusta that are required to be disclosed under Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

10.1	Employment Agreement, dated February 1, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

II-VI INCORPORATED
(Registrant)

Date: February 1, 2016	By:	/s/ David G. Wagner
David G. Wagner
Vice President Human Resources

EXHIBIT INDEX

[Exhibit No.	Description

10.1	Employment Agreement, dated February 1, 2016.